SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 1998


                               Techne Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


        0-17272                                      41-1427402
(Commission File Number)               (I.R.S. Employer Identification Number)



                             614 McKinley Place N.E.
                          Minneapolis, Minnesota 55413
               (Address of Principal Executive Offices) (Zip Code)



                                 (612) 379-8854
              (Registrant's Telephone Number, Including Area Coda)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.           Acquisition or Disposition of Assets.

         On July 1, 1998, Techne Corporation (the "Registrant") acquired the primary assets and assumed certain liabilities of the research products business of Genzyme Corporation. The purchase price consisted of $24,760,000 cash, 987,206 shares of Common Stock of the Registrant valued at $17.2203 per share, and royalties payable over the next five years on the Registrant's biotechnology group sales.


Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired:

                  It is impracticable to provide, at the time this Report is being filed, the required financial statements for the business acquired. Such financial statements will be filed by amendment to this Report within 60 days of the due date of this Report.

         (b)      Pro Forma Financial Information:

                  It is impracticable to provide, at the time this Report is being filed, the required pro forma financial information of the business acquired. Such pro forma financial information will be filed by amendment to this Report within 60 days of the due date of this Report.

         (c)      Exhibits:

                  2.1 Purchase and Sale Agreement dated as of June 22, 1998 among Techne Corporation, Research and Diagnostic Systems, Inc. and Genzyme Corporation. Pursuant to
                           Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, upon the request of the Commission the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Purchase and Sale Agreement described as follows:

           Schedule 1.2(b)           Inventory
           Schedule 1.2(c)(A)        Technology
           Schedule 1.2(c)(B)        Technology Rights Retained
           Schedule 1.2(d)           Customer, Supplier and Other Mailing Lists
           Schedule 1.2(e)           Trademarks and Trademark Applications
           Schedule 1.2(f)           Dealer and Distributor Agreements
           Schedule 1.2(g)           800 Phone Numbers
           Schedule 1.2(i)           Agreements with Vendors
           Schedule 1.2(j)           Standard Cost of Genzyme Products
           Schedule 1.2(k)           Licenses

           Schedule 1.2(l)           Marketing Studies and Plans
           Schedule 1.2(o)           Products in Development
           Schedule 1.2(p)           Equipment
           Schedule 1.2(q)           Open Purchase Orders
           Schedule 1.2(r)           Websites
           Schedule 1.4              Closing Agenda
           Schedule 1.5A             Assumed Liabilities
           Schedule 1.5B             Additional Assumed Liabilities
           Schedule 1.9              Schedule for Transfer
           Schedule 1.11             Definitions
           Schedule 2.2A             Liens
           Schedule 2.2B             Continuing Liens
           Schedule 2.6              Product Liability Claims and Threats
           Schedule 2.8              Product List
           Schedule 2.9              Warranty Policies
           Schedule 2.14             Financial Information
           Schedule 2.15             Material Adverse Changes
           Schedule 2.16             Product Recalls
           Schedule 2.19             Product Specifications
           Schedule 3.3              Techne Capitalization
           Schedule 3.7              Techne Litigation
           Exhibit 6.9               Opinion of Counsel for Genzyme
           Exhibit 7.5               Opinion of Counsel for Techne and R&D
           Section 8.1               Royalty
           Exhibit 11.5              R&D's Confidentiality Agreement
           Exhibit 11.6              Genzyme's Confidentiality Agreement
           Schedule 13.1             Licensed Trademarks
           Schedule 13.5             Territory for Extended Trademark License

      99.1     Stockholder's Rights Agreement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TECHNE CORPORATION



Date:  July 16, 1998                             By  /s/ Thomas E. Oland
                                                     Thomas E. Oland, President



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                                  EXHIBIT INDEX

                                       to

                              July 1, 1998 Form 8-K

                               Techne Corporation



Exhibit Number       Exhibit Description

         2.1 Purchase and Sale Agreement dated as of June 22, 1998 among Techne Corporation, Research and Diagnostic Systems, Inc. and Genzyme Corporation.

        99.1         Stockholder's Rights Agreement